                            BIRTHDAYEXPRESS.COM, INC.


                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


                                  JULY 21, 1999

                            BIRTHDAYEXPRESS.COM, INC.
                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                     PAGE

1.       PURCHASE AND SALE OF PREFERRED STOCK...........................................................1

         1.1      Sale and Issuance of Series B Preferred Stock.........................................1

         1.2      Closing; Delivery.....................................................................1

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................2

         2.1      Organization, Good Standing and Qualification.........................................2

         2.2      Capitalization........................................................................2

         2.3      Subsidiaries..........................................................................2

         2.4      Authorization.........................................................................3

         2.5      Valid Issuance of Securities..........................................................3

         2.6      Governmental Consents.................................................................3

         2.7      Litigation............................................................................3

         2.8      Intellectual Property.................................................................4

         2.9      Compliance with Other Instruments.....................................................4

         2.10     Agreements; Action....................................................................4

         2.11     Disclosure............................................................................4

         2.13     No Conflict of Interest...............................................................5

         2.14     Rights of Registration and Voting Rights..............................................5

         2.15     Title to Property and Assets..........................................................6

         2.16     Labor Agreements and Actions..........................................................6

         2.17     Permits...............................................................................6

         2.18     Qualified Small Business..............................................................6

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS...............................................6

         3.1      Authorization.........................................................................6

         3.2      Purchase Entirely for Own Account.....................................................6

         3.3      Disclosure of Information.............................................................7

         3.4      Restricted Securities.................................................................7

         3.5      No Public Market......................................................................7

         3.6      Legends...............................................................................7


                                      i.


         3.7      Accredited Investor...................................................................8

         3.8      Foreign Investors.....................................................................8

4.       CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING...........................................8

         4.1      Representations and Warranties........................................................8

         4.2      Performance...........................................................................8

         4.3      Compliance Certificate................................................................8

         4.4      Qualifications........................................................................8

         4.5      Opinion of Counsel....................................................................8

         4.6      Secretary's Certificate...............................................................9

         4.7      Minimum Subscription..................................................................9

         4.8      Board of Directors....................................................................9

         4.9      Investors' Rights Agreement...........................................................9

         4.10     Voting Agreement......................................................................9

         4.11     Restated Articles.....................................................................9

         4.12     Right of First Refusal Agreement......................................................9

5.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.............................................9

         5.1      Representations and Warranties........................................................9

         5.2      Performance...........................................................................9

         5.3      Qualifications........................................................................9

         5.4      Investors' Rights Agreement..........................................................10

         5.5      Voting Agreement.....................................................................10

         5.6      Right of First Refusal Agreement.....................................................10

         5.7      Minimum Subscription.................................................................10

6.       MISCELLANEOUS.................................................................................10

         6.1      Survival of Warranties...............................................................10

         6.2      Transfer; Successors and Assigns.....................................................10

         6.3      Governing Law........................................................................10

         6.4      Counterparts.........................................................................10

         6.5      Titles and Subtitles.................................................................10

         6.6      Notices..............................................................................10


                                      ii.


         6.7      Finder's Fee.........................................................................11

         6.8      Attorney's Fees......................................................................11

         6.9      Amendments and Waivers...............................................................11

         6.10     Severability.........................................................................11

         6.11     Delays or Omissions..................................................................11

         6.12     Entire Agreement.....................................................................11

         6.13     Confidentiality......................................................................12

         6.14     Exculpation Among Purchasers.........................................................12

         6.15     Waiver of Conflicts..................................................................12

         6.16     Expenses.............................................................................12

                                     iii.

                                 EXHIBITS INDEX

EXHIBIT A      -     Schedule of Purchasers

EXHIBIT B     -   Form of Amended and Restated Articles of Incorporation

EXHIBIT C     -   Schedule of Exceptions to Representations and Warranties

EXHIBIT D     -   Form of Amended and Restated Investors' Rights Agreement

EXHIBIT E     -   Form of Amended and Restated Right of First Refusal Agreement

EXHIBIT F     -   Form of Amended and Restated Voting Agreement

EXHIBIT G     -   Form of Addendum Agreement

EXHIBIT H     -   Form of Legal Opinion


                            BIRTHDAYEXPRESS.COM, INC.

                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 21st day of July, 1999 by and between BIRTHDAYEXPRESS.COM, INC., a Washington corporation (the "Company") and the investors listed on EXHIBIT A attached hereto (each a "Purchaser" and together the "Purchasers").

         The parties hereby agree as follows:

         1. PURCHASE AND SALE OF PREFERRED STOCK.

                  1.1 SALE AND ISSUANCE OF SERIES B PREFERRED STOCK

                           (a) The Company shall adopt and file with the
Secretary of State of the State of Washington on or before the Closing (as defined below) the Amended and Restated Articles of Incorporation in the form attached hereto as EXHIBIT B (the "Restated Articles").

                           (b) Subject to the terms and conditions of this
Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series B Preferred Stock set forth opposite each such Purchaser's name on EXHIBIT A attached hereto at a purchase price of $8.32 per share. The shares of Series B Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock."

                  1.2 CLOSING; DELIVERY

                           (a) The purchase and sale of the Stock shall take
place at the offices of Cooley Godward LLP, 5200 Carillon Point, Kirkland Washington 98033-7356, at 10:00 a.m., on July 21, 1999 or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

                           (b) At the Closing, the Company shall deliver to
each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by cancellation of indebtedness owed by the Company, check payable to the Company or by wire transfer to the Company's bank account.

                           (c) If 1,580,000 shares of Series B Preferred
Stock of the Company are not sold at the Closing, the Company shall have the right, at any time prior to October 30, 1999, to sell that number of shares of Series B Preferred Stock equal to the difference between 1,580,000 minus the number of shares of Series B Preferred Stock issued and sold at the Closing to one or more additional purchasers as determined by the Company, or to any Purchaser hereunder who wishes to acquire additional shares of Series B Preferred Stock at the price and on the terms set forth herein, provided that any such additional purchaser shall be required to execute an Addendum Agreement substantially in the form attached hereto as EXHIBIT G. Any additional purchaser so acquiring shares of Series B Preferred Stock shall be considered a

                                       1.

"Purchaser" for purposes of this Agreement, and any Series B Preferred Stock so acquired by such additional purchaser shall be considered "Stock" for purposes of this Agreement and all other agreements contemplated hereby.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT C, specifically identifying the relevant subsection hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized and validly existing under the laws of the State of Washington and has all requisite corporate power and authority to carry, on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

                           (a) 3,150,005 shares of Preferred Stock, (i) of
which 1,500,005 shares have been designated Series A Preferred Stock, all of which are issued and outstanding at Closing and (ii) 1,650,000 shares have been designated Series B Preferred Stock, none of which are issued and outstanding prior to Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Articles.

                           (b) 8,349,995 shares of Common Stock, 2,015,300
shares of which are issued and outstanding at Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                           (c) The Company has reserved 1,340,000 shares of
Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1994 Incentive Stock Option Plan duly adopted by the Board of Directors and approved by the Company's shareholders (the "Stock Plan"). Of such reserved shares of Common Stock, no shares have been issued pursuant to restricted stock purchase agreements, options to purchase 65,300 shares have been granted and exercised and are accounted for in paragraph (b) immediately above, options to purchase 234,700 shares have been granted and are currently outstanding, and there are 1,040,000 shares of Common Stock available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

                           (d) Except (i) as provided in the Investors'
Rights Agreement and the Right of First Refusal Agreement (each as herein defined) and (ii) for outstanding options issued pursuant to the Stock Plan, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

                  2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association or other business entity.

                                       2.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Amended and Restated Investors' Rights Agreement in the form attached hereto as EXHIBIT D (the "Investors' Rights Agreement"), the Amended and Restated Right of First Refusal Agreement in the form attached hereto as EXHIBIT E (the "Right of First Refusal Agreement"), and the Amended and Restated Voting Agreement in the form attached hereto as EXHIBIT F (the "Voting Agreement" and collectively with this Agreement, the Investors' Rights Agreement and the Right of First Refusal Agreement, the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (together, the "Securities") has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5 VALID ISSUANCE OF SECURITIES. The Stock that is being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Articles, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

                  2.7 LITIGATION. To the Company's knowledge, there is no action, suit, proceeding or investigation pending or currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

                                      3.

Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

                  2.8 INTELLECTUAL PROPERTY. To its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with tile Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

                  2.9 COMPLIANCE WITH OTHER INSTRUMENTS

                           (a) The Company is not in violation or default of
any provisions of its Restated Articles or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                           (b) To its knowledge, the Company has avoided
every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

                  2.10 AGREEMENTS; ACTION. There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                  2.11 DISCLOSURE. The Company has provided each Purchaser with all the information reasonably available to it without undue expense that such Purchaser has requested for deciding whether to purchase the Stock and all information that the Company believes is

                                      4.

reasonably necessary to enable such Purchaser to make such decision. To the best of the Company's knowledge, neither this Agreement nor any other agreements, written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                  2.12 FINANCIAL STATEMENTS. The Company has delivered to each Purchaser its unaudited financial statements (balance sheet and profit and loss statement) as at, and for the twelve-month period ended May 31, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to May 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  2.13 NO CONFLICT OF INTEREST. The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, none of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or shareholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.14 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as contemplated in the Voting Agreement, no shareholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

                                      5.

                  2.15 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

                  2.16 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

                  2.17 PERMITS. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.18 QUALIFIED SMALL BUSINESS The Company represents and warrants to the Purchasers that, to the best of its knowledge, the Company is a "QUALIFIED SMALL BUSINESS" within the meaning of Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code"), as of the date hereof and the Shares should qualify as "QUALIFIED SMALL BUSINESS STOCK" as defined in Section 1202(c) of the Code as of the date hereof.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

                  3.1 AUTHORIZATION. Such Purchaser has full power and authority to enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the

                                      6.

Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

                  3.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the Business Plan and any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

                  3.4 RESTRICTED SECURITIES. The Purchaser understands that the Securities have not been, and will not be registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  3.5 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

                  3.6 LEGENDS. The Purchaser understands that the Securities, and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

                           (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF

                                      7.

COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

                           (b) Any legend set forth in the other Agreements.

                           (c) Any legend required by the Blue Sky laws of
any state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.7 ACCREDITED INVESTOR. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  3.8 FOREIGN INVESTORS. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Stock, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

         4. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

                  4.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                  4.5 OPINION OF COUNSEL. Such Purchaser shall have received an opinion of counsel from Cooley Godward LLP, counsel to the Company, in substantially the form attached as EXHIBIT H hereto.

                                      8.

                  4.6 SECRETARY'S CERTIFICATE. The Company shall deliver a certificate, executed by the Secretary of the Company, certifying as to: (a) resolutions adopted by the Company's Board of Directors and shareholders relating to the transactions contemplated by this Agreement; (b) Restated Articles of the Company; and (c) Bylaws of the Company.

                  4.7 MINIMUM SUBSCRIPTION. The Company shall have received payment for, and the Purchasers shall have purchased, at least 841,346 shares of Series B Preferred Stock.

                  4.8 BOARD OF DIRECTORS. As of the Closing, the Board shall be comprised of Michael Jewell, Jan Jewell, Ron Weinstein, Robert Nelsen and a vacancy for one member elected by a majority of the holders of the Company's Common Stock.

                  4.9 INVESTORS' RIGHTS AGREEMENT. The Company, each Purchaser, Michael Jewell, Jan Jewell and holders representing the requisite number of outstanding shares of Series A Preferred Stock of the Company (the "Requisite Holders") shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as EXHIBIT D.

                  4.10 VOTING AGREEMENT. The Company, each Purchaser, Michael Jewell and Jan Jewell and the Requisite Holders shall have executed and delivered the Voting Agreement in substantially the form attached as EXHIBIT F.

                  4.11 RESTATED ARTICLES. The Company shall have filed the Restated Articles with the Secretary of State of Washington on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

                  4.12 RIGHT OF FIRST REFUSAL AGREEMENT. The Company and the Requisite Holders shall have executed and delivered the Right of First Refusal Agreement in substantially the form attached as EXHIBIT E.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.


                                      9.

                  5.4 INVESTORS' RIGHTS AGREEMENT. The Company, each Purchaser, Michael Jewell and Jan Jewell and the Requisite Holders shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as EXHIBIT D.

                  5.5 VOTING AGREEMENT. The Company, each Purchaser, Michael Jewell and Jan Jewell and the Requisite Holders shall have executed and delivered the Voting Agreement in substantially the form attached as EXHIBIT F.

                  5.6 RIGHT OF FIRST REFUSAL AGREEMENT. The Company, each Purchaser and the Requisite Holders shall have executed and delivered the Right of First Refusal Agreement in substantially the form attached as EXHIBIT E.

                  5.7 MINIMUM SUBSCRIPTION. The Company shall have received payment for, and the Purchasers shall have purchased, at least 841,346 shares of Series B Preferred Stock.

         6.  MISCELLANEOUS

                  6.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                  6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  6.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

                  6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or EXHIBIT A hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Christopher W. Wright,


                                     10.

Cooley Godward LLP, 5200 Carillon Point, Kirkland, Washington 98033-7356 or (b) if to the Purchasers, with a copy to such party's address as set forth on the signature page or EXHIBIT A hereto.

                  6.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible.

                  6.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  6.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 6.9 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

                  6.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  6.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  6.12 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.


                                     11.

                  6.13 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 6.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

                  6.14 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Stock.

                  6.15 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that Cooley Godward LLP, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby
(a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Cooley Godward LLP's representation of certain of the Purchasers in such unrelated matters and to Cooley Godward LLP's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

                  6.16 EXPENSES. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. In the event that the Closing is effected, the Company shall reimburse the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, special counsel for the Purchasers, not to exceed $10,000.

                            [SIGNATURE PAGES FOLLOW]


                                      12.

         The parties have executed this Series B Preferred Stock Purchase Agreement as of the date first written above.

                                           COMPANY:

                                           BIRTHDAYEXPRESS.COM, INC.



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                                           (Print)
                                           Title:
                                                 -------------------------------


                                           Address: 11220 - 120th Avenue N.E.
                                                    Kirkland, Washington 98033


                                           PURCHASERS:


                                           -------------------------------------
                                           (Print Name of Purchaser)

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                                           (Print)
                                           Title:
                                                 -------------------------------
                                           Address:
                                                   -----------------------------

                                                   -----------------------------



               SIGNATURE PAGE TO SERIES B STOCK PURCHASE AGREEMENT